T. Rowe Price Asia Opportunities Fund

Supplement to Prospectus Dated March 1, 2021, as supplemented

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2021, Ji Hong Min will join Eric C. Moffett as a co-portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee. Mr. Min joined T. Rowe Price in 2012. Effective April 1, 2022, Mr. Moffett will step down as the fund’s co-portfolio manager and Mr. Min will become the fund’s sole portfolio manager and sole Chair of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2021, Ji Hong Min will join Eric C. Moffett as a co-portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee. Mr. Min joined the Firm in 2012 and his investment experience dates from 2003. During the past five years, Mr. Min has served as an equity investment analyst, primarily covering financial companies in Asia. Effective April 1, 2022, Mr. Moffett will step down as a co-portfolio manager of the fund and Mr. Min will become the fund’s sole portfolio manager and sole Chair of the fund’s Investment Advisory Committee.

The date of this supplement is June 16, 2021.

F104-042 6/16/21